Exhibit 10.2

FIFTH AMENDMENT TO
AGREEMENT ESTABLISHING
ORANGE COUNTY – POUGHKEEPSIE LIMITED PARTNERSHIP

This Fifth Amendment to Agreement Establishing Orange County – Poughkeepsie Limited Partnership (the “Partnership”) is effective April 10, 2007.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in that certain Agreement Establishing Orange County – Poughkeepsie Limited Partnership dated as of April 21, 1987 (the “Partnership Agreement”).

WITNESSETH

WHEREAS, Section 17.1 contemplates that the Partnership Agreement may not be amended without the written consent of the General Partner and Limited Partners; and

WHEREAS, Verizon Wireless of the East Limited Partnership (“VZW-East”), Cellco Partnership d/b/a Verizon Wireless (“Cellco”) and Taconic Telephone Corp. (“Taconic”), entered into a Partnership Interest Purchase Agreement dated January 15, 2007 in which Taconic agreed to sell its 7.50% limited partner interest in the Partnership to Cellco; and

WHEREAS, Warwick Valley Telephone Company (“Warwick”) exercised its right of first refusal with respect to the proposed sale of Taconic’s interest to Cellco; and

WHEREAS, Taconic assigned and transferred its 7.50% limited partner’s interest in the Partnership to Cellco and Warwick in a transaction which closed on April 10, 2007; and

WHEREAS, the Partners desire to amend the Partnership Agreement to reflect the assignment and transfer, and to provide for the continuation of the Partnership.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           The respective Partnership Interests of the Partners as of April 10, 2007 are:

General Partner:	Verizon Wireless of the East LP	70.0000%

Limited Partners:	Verizon Wireless of the East LP	15.0000%
	Cellco Partnership	6.8919%
	Warwick Valley Telephone Company	8.1081%

2.           The Partnership Agreement is hereby further amended by deleting all references to Taconic as a Limited Partner.

ALL OTHER PROVISIONS OF THE PARTNERSHIP AGREEMENT SHALL REMAIN UNCHANGED.

IN WITNESS WHEREOF, the undersigned hereto has caused this Fifth Amendment to be duly executed by its duly authorized representative as of the date first written above.

Verizon Wireless of the East LP
d/b/a Verizon Wireless
By Verizon Wireless of Georgia LLC, Its General Partner
By Cellco Partnership, Its Sole Member

By:	/s/ Alice C. Brennan
Name:	Alice C. Brennan
Title:	Assistant Secretary

Cellco Partnership
d/b/a Verizon Wireless

By:	/s/ Karen M. Shipman
Name:	Karen M. Shipman
Title:	Assistant Secretary

Warwick Valley Telephone Company

By:	/s/ Kenneth H. Volz
Name:	Kenneth H. Volz
Title:	VP, CFO & Treasurer